Cash and cash equivalents and investment securities	12 Months Ended
Dec. 31, 2021
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Cash and cash equivalents and investment securities
20.	Cash and cash equivalents and investment securities

Million US dollar	31 December 2021	31 December 2020
Short-term bank deposits	6 542	3 319
Treasury Bills	1 050	6 800
Cash and bank accounts	4 505	5 132

Cash and cash equivalents	12 097	15 252

Bank overdrafts	(53)	(5)

	12 043	15 247

The company’s investment in Treasury Bills is to facilitate liquidity and for capital preservation.
The cash outstanding as at 31 December 2021 includes restricted cash for an amount of 78m US dollar (31 December 2020: 84m US dollar). This restricted cash relates to an outstanding consideration payable to former Anheuser-Busch shareholders that have not yet claimed the proceeds from the 2008 combination (1m US dollar) and amounts deposited on a blocked account in respect to the state aid investigation into the Belgian excess profit ruling system (77m US dollar).
Investment securities

Million US dollar	31 December 2021	31 December 2020
Investment in unquoted companies	139	115
Investment on debt securities	22	22

Non-current investments	161	137

Investment on debt securities	374	396

Current investments	374	396

As at 31 December 2021, current debt securities of 374m US dollar mainly represented investments in government bonds (31 December 2020: 396m US dollar). The company’s investments in such short-term debt securities are primarily to facilitate liquidity and for capital preservation.